Note 18. Stockholders' Equity (Notes)	12 Months Ended
Dec. 31, 2014
Stockholders' Equity Note [Abstract]
STOCKHOLDERS’ EQUITY
STOCKHOLDERS’ EQUITY
Preferred Stock
We have 50.0 million authorized shares of $.01 par value preferred stock and no preferred shares issued and outstanding as of December 31, 2014 and 2013. The Board of Directors is authorized, without further action by the stockholders, to issue any or all of the preferred stock.
Common Stock
Holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders. Subject to the rights of any holders of preferred stock, holders of common stock are entitled to receive ratably such dividends as may be declared by the Board of Directors. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to share ratably in the distribution of all assets remaining after payment of liabilities, subject to the rights of any holders of preferred stock. The declaration and payment of future dividends on our common stock, if any, will be at the sole discretion of the Board of Directors and is subject to restrictions as contained in our debt agreements. There were no dividends declared or paid during the years ended December 31, 2014, 2013 and 2012. At our annual stockholders meeting on May 29, 2014, our stockholders approved an amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of common stock to 700.0 million shares.
Our Board of Directors has approved a $1.0 billion stock repurchase program. The stock repurchase program allows us to purchase common stock from time to time on the open market or through privately negotiated transactions using available cash. The specific timing and amount of repurchases will vary based on market conditions and other factors and may be modified, extended or terminated by the Board of Directors at any time. No shares were repurchased in 2014, 2013, or 2012 under the stock repurchase program. From inception through December 31, 2014, we have repurchased 9.0 million shares at a total cost of $448.0 million.
On September 18, 2013, we completed the issuance and sale in a registered public offering (the "Offering") of 34,500,000 shares of SunEdison's common stock, par value $0.01 per share, at a public offering price of $7.25 per share, less discounts and commissions of $0.29 per share. All of the shares of common stock previously held as treasury stock were issued in connection with the Offering. We received net proceeds of approximately $239.6 million, after deducting underwriting discounts and commissions and related offering costs.
Redeemable Noncontrolling Interest
On June 27, 2012, we issued redeemable common stock in certain consolidated subsidiaries to a non-affiliated third party for $10.4 million in proceeds (net of stock issuance costs) representing a 15% noncontrolling interest in those consolidated subsidiaries, which was initially reported as Redeemable Noncontrolling Interest in the temporary equity section on the consolidated balance sheet. Under the terms of the arrangement, the noncontrolling interest holder had an option to make additional investments up to an aggregate of approximately $55.0 million. The noncontrolling interest holder also had a contingent right to require us to repurchase the holder's 15% interest at a redemption price that did not represent fair value. Accordingly, we adjusted the redeemable noncontrolling interest to its expected redemption value, resulting in a $1.6 million reduction to retained earnings as of December 31, 2012.
On September 24, 2013, we entered into a Share Sale Agreement with the noncontrolling interest holder, pursuant to which we agreed to repurchase the shares of redeemable common stock for a total of $14.9 million in four installments with payments beginning January 15, 2014 and continuing each quarter through October 15, 2014. As a result of our unconditional obligation under the Share Sale Agreement, the amount previously reported as Redeemable Noncontrolling Interest was reclassified to Accrued Liabilities and Other Liabilities in the consolidated balance sheet and adjusted to reflect the fair value of our obligation, which resulted in a reduction in retained earnings (accumulated deficit) of $2.4 million.
Stock-Based Compensation
SunEdison, Inc.
The SunEdison, Inc. equity incentive plans provide for the award of non-qualified stock options, restricted stock, performance shares, and restricted stock units to employees, non-employee directors and consultants. We issue new shares to satisfy stock option exercises. During 2013, 16.5 million shares were registered for issuance under our equity incentive plan pursuant to a plan amendment approved by our stockholders at the annual stockholders' meeting on May 30, 2013. As of December 31, 2014, there were 12.9 million shares remaining available for future grant under this plan. Options to employees are generally granted upon hire and annually or semi-annually, usually with four-year ratable vesting, although certain grants have three, four or five-year cliff vesting and some options have performance-based vesting criteria. No option has a term of more than 10 years. The exercise price of stock options granted has historically equaled the market price on the date of the grant.
The following table presents information regarding outstanding stock options as of December 31, 2014 and activity during the year then ended:

	Shares	Weighted- Average Exercise Price	Aggregate Intrinsic Value (in millions)	Weighted- Average Remaining Contractual Life
Beginning of year	23,742,764	$6.63
Granted	266,500	16.92
Exercised	(3,937,673)	5.42
Forfeited	(944,943)	4.95
Expired	(111,757)	16.90
End of year	19,014,891	$7.06	$244.7	7 years
Options exercisable at year-end	8,644,226	$7.98	$107.6	6 years

The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value (the difference between our closing stock price on the last trading day of 2014 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on December 31, 2014. This amount changes based on the fair market value of our stock. The total intrinsic value of options exercised and the amount of cash received from exercises of stock options were $60.9 million and $21.3 million, respectively, for the year ended December 31, 2014. The tax benefit realized from stock options exercised during the year ended December 31, 2014 was not material. There was no material amounts of option exercises and related cash receipts or tax benefits realized for the years ended December 31, 2013 or 2012.
At our May 25, 2012 annual meeting of stockholders, stockholders approved amendments to our equity incentive plans to permit a one-time stock option exchange program pursuant to which certain employees, excluding directors and executive officers, would be permitted to surrender for cancellation certain outstanding stock options with an exercise price substantially greater than our then current trading price in exchange for fewer stock options at a lower exercise price. The option exchange program commenced on July 17, 2012 and closed on August 17, 2012. The number of new stock options replacing surrendered eligible options was determined by an exchange ratio dependent on the exercise price of the original options and constructed to result in the new option value being approximately equal to the value of surrendered options. The program was designed to cause us to incur minimal incremental stock-based compensation expense in future periods. The option exchange resulted in the cancellation of 6.9 million old options and the issuance of 2.0 million new options with an award date of August 20, 2012 and a new exercise price of $2.77 per share, which were considered forfeited or expired, depending on whether the old options were vested or not. New options issued in the exchange vest over a two or three year period depending on whether the surrendered options were fully or partially vested. The incremental fair value created under the stock option exchange was $0.2 million, and this cost will be recognized on a straight line basis over the two or three year vesting period. The compensation cost of the original awards will continue to be expensed under the original vesting schedule.
During the third quarter of 2012, we granted an aggregate of 9.4 million options with a 10-year contractual term to select employees, including senior executives, excluding the chief executive officer. The options will vest in three tranches 1 year after our stock achieves the following three price hurdles for 30 consecutive calendar days: $7.00, $10.00 and $15.00. If the individual price hurdles are not met within 5 years of the grant date, the options tied to that individual price hurdle will be cancelled. The grant date fair value of these awards was $11.0 million and this compensation cost will be expensed on a straight line basis over the service period of each separately identified tranche. The grant date fair value was calculated for these awards using a probabilistic approach under a Monte Carlo simulation taking into consideration volatility, interest rates and expected term. Because the vesting of these awards is based on stock price performance (a market condition), it is classified as an equity award. Two of the three market price hurdles were met during 2013 and therefore the options tied to those hurdles vested in 2014. The third price hurdle was met during the year ended December 31, 2014 and the options tied to this hurdle will vest in 2015.
The weighted-average assumptions used to determine the grant-date fair value of stock options are as follows:

	2014	2013	2012
Risk-free interest rate	1.3%	1.0%	0.8%
Expected stock price volatility	65.1%	62.8%	68.1%
Expected term until exercise (years)	4	4	4
Expected dividends	—%	—%	—%

The weighted-average grant-date fair value per share of options granted was $8.45, $4.03 and $1.18 for 2014, 2013 and 2012, respectively. As of December 31, 2014, $13.9 million of total unrecognized compensation cost related to stock options is expected to be recognized over a weighted-average period of 1.3 years.
Restricted stock units represent the right to receive a share of our stock at a designated time in the future, provided the stock unit is vested at the time. Recipients of restricted stock units do not pay any cash consideration for the restricted stock units or the underlying shares, and do not have the right to vote or have any other rights of a stockholder until such time as the underlying shares of stock are distributed. Restricted stock units granted to non-employee directors generally vest over a two-year period from the grant date. Restricted stock units granted to employees usually have three, four or five year cliff vesting, or four-year ratable vesting, and certain grants are subject to performance conditions established at the time of grant.
On May 2, 2014 we awarded 1,120,000 restricted share units, subject to achieving certain market conditions based on SunEdison's stock price, to senior executives, including our CEO. The restricted share units will vest ratably on the anniversary date in 2017 and 2018 of achieving a $35.00 per share stock price for 30 consecutive trading days on or prior to June 30, 2016, or a $50.00 per share stock price for 30 consecutive trading days on or prior to June 30, 2018. Achievement of a $50.00 per share stock price for 30 consecutive trading days on or prior to June 30, 2016 will result in a 50% share multiplier for the CEO award and a 25% share multiplier for all remaining awards. If the individual stock price hurdles are not met by the dates specified above, the awards will be cancelled. The grant date fair value of these awards was $18.4 million which will be recognized as compensation cost on a straight line basis over the service period. The grant date fair value of these awards was calculated using a probabilistic approach under a Monte Carlo simulation taking into consideration volatility, interest rates and expected term. The target stock prices were not met as of December 31, 2014.
The following table presents information regarding outstanding restricted stock units as of December 31, 2014 and changes during the year then ended:

	Restricted Stock Units	Aggregate Intrinsic Value (in millions)	Weighted-Average Remaining Contractual Life
Beginning of year	4,038,782
Granted	5,531,025
Converted	(1,410,129)
Forfeited	(616,870)
End of year	7,542,808	$147.1	3 years

At December 31, 2014, there were no restricted stock units which were convertible. As of December 31, 2014, $83.8 million of total unrecognized compensation cost related to restricted stock units is expected to be recognized over a weighted-average period of approximately 1.7 years. The weighted-average fair value of restricted stock units on the date of grant was $18.80, $8.88 and $3.06 in 2014, 2013 and 2012, respectively.
TerraForm Power, Inc.
In connection with the TerraForm IPO (see Note 24), TerraForm filed a registration statement to register the issuance of an aggregate of 8.6 million ordinary shares reserved for issuance under the equity incentive plan adopted immediately prior to the initial public offering. As of December 31, 2014, there were 2.8 million shares remaining available for future grant under this plan. The total grant date fair value of the awards granted under TerraForm's equity incentive plan during the year ended December 31, 2014 was $30.0 million. The expense recognized during the year ended December 31, 2014 related to these awards was $5.8 million.
Stock-Based Compensation Expense
Stock-based compensation expense recorded for the years ended December 31, 2014, 2013 and 2012 was allocated as follows:

	2014	2013	2012
In millions
Cost of goods sold	$4.5	$1.7	$1.1
Marketing and administration	28.9	12.6	15.5
Research and development	1.5	1.5	1.8
Stock-based employee compensation	$34.9	$15.8	$18.4